Exhibit 99.1

Reed's, Inc. Updates Registration Statement

Company Files a Smaller, Revised Registration for Potential Rights Offering

LOS ANGELES, CA--(MARKET WIRE)--May 4, 2009 -- Reed's, Inc. ("Reed's") (NasdaqCM: REED - News), maker of the top-selling sodas in natural food stores nationwide, has filed an S-3 Registration Statement for its 8% Series B Convertible Preferred stock ("Series B Preferred"), amending the S-1 Registration Statement that it had previously filed with the Securities and Exchange Commission in January of this year. The registration statement is being amended to allow the company to offer shares at a future date to its current shareholders and select investors. Upon this filing being deemed effective by the Securities and Exchange Commission, and the Company moving forward with the rights offering, Reed's shall notify shareholders directly of the terms and subscription process for the offering.

The complete offering can be reviewed online at http://www.sec.gov.

"We have brought the company to a positive cash flow position," stated Mr. Christopher Reed, CEO of Reed's, Inc. "In order to keep our funding options open, we are filing a registration. This is particularly cost-effective since we are S-3 eligible."

Mr. Reed continued, "We have structured this offering to give our current shareholders the first rights to securities being offered, before allowing outside investors to participate. We have also filed this potential offering as a convertible preferred stock, with a coupon to give investors the security of earning interest while waiting for a conversion opportunity; and, to minimize the dilution to current common stock shareholders."

"We are entering the strongest season for our business. Opportunities continue to present themselves to us, and we feel we need to keep our funding options open so that we can take full advantage of them," added Mr. Reed.

The registration statement has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The rights offering will be made only by means of a prospectus.

About Reed's, Inc.

Reed's, Inc. makes the top selling sodas in natural food markets nationwide and is currently selling in 10,500 supermarkets in natural foods and mainstream. Its six award-winning non-alcoholic Ginger Brews are unique in the beverage industry, being brewed, not manufactured and using fresh ginger, spices and fruits in a brewing process that predates commercial soft drinks. In addition, the Company owns the top selling root beer line in natural foods, the Virgil's Root Beer product line, and the top selling cola line in natural foods, the China Cola product line. Other product lines include: Reed's Ginger Candies and Reed's Ginger Ice Creams.

Reed's products are sold through specialty gourmet and natural food stores, mainstream supermarket chains, retail stores and restaurants nationwide, and in Canada. For more information about Reed's, please visit the company's website at: http://www.reedsgingerbrew.com or call 800-99-REEDS.

Follow Reed's on Twitter at: http://www.twitter.com/reedsgingerbrew

Reed's Facebook Fan Page at: http://www.facebook.com/pages/Reeds-Ginger-Brew-and-Virgils-Natural-Sodas/57143529039?ref=nf

Subscribe to Reed's RSS feed at: http://www.irthcommunications.com/REED_rss.xml

More information can be found at: http://www.irthcommunications.com/clients_REED.php

SAFE HARBOR STATEMENT

Some portions of this press release, particularly those describing Reed's goals and strategies, contain "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words, such as "expects," "should," "believes," "anticipates" or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. While Reed's is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include difficulty in marketing its products and services, maintaining and protecting brand recognition, the need for significant capital, dependence on third party distributors, dependence on third party brewers, increasing costs of fuel and freight, protection of intellectual property, competition and other factors, any of which could have an adverse effect on the business plans of Reed's, its reputation in the industry or its expected financial return from operations and results of operations. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by Reed's that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-KSB and Form 10-Q, as filed with the Securities and Exchange Commission, as they may be amended from time to time. Reed's undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contact:

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     Mark B. Moline
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